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                                                                    EXHIBIT 10.5


                                                  [JURONG TOWN CORPORATION LOGO]




                                   00040/1997

                        JTC(L)3729/2EA VOL 2 PT 1/SY/TMH









                    FIRST SUPPLEMENTARY AGREEMENT RELATING TO

                     PRIVATE LOT A16262 MUKIM 18 ANG MO KIO





                                     BETWEEN

                             JURONG TOWN CORPORATION

                                       AND

                             MICROPOLIS (S) LIMITED
                   (formerly known as MICROPOLIS (S) PTE LTD)

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                          FIRST SUPPLEMENTARY AGREEMENT
                       PRIVATE LOT A16262 AT YIO CHU KANG

     This AGREEMENT is made the 9th day of September, 1997 BETWEEN the JURONG TOWN CORPORATION a body corporated under the Jurong Town Corporation Act and having its Head Office at Jurong Town Hall, Jurong Town Hall Road, Singapore 609431 (hereinafter called "THE OWNER") of the one part and MICROPOLIS (S) LIMITED (FORMERLY KNOWN AS MICROPOLIS (S) PTE LTD) a company incorporated in Singapore and having its registered office at


                              83 SCIENCE PARK DRIVE
                                    #01-01/02
                        THE CURIE, SINGAPORE SCIENCE PARK
                                SINGAPORE 118258

(hereinafter called "the Licensee") of the other part.

     WHEREAS:

(A) By a Building Agreement dated the 28TH day of FEBRUARY 1995 (hereinafter called "THE PRINCIPAL AGREEMENT") made between the Owner of the one part and MICROPOLIS LIMITED (hereinafter called "THE ASSIGNOR") of the other part the Owner granted to the Original Licensee the license and authority to enter upon all that piece of land known as PRIVATE LOT A16262 (FORMERLY KNOWN AS PRIVATE LOT A14269) more particularly described in the Principal Agreement (hereinafter called "THE PROPERTY") for the purpose and upon the terms and conditions set out herein.

(B) By a letter dated the 19TH day of APRIL 1996 addressed to the solicitors for the Assignor and copied to the Licensee, the Owner consented to the assignment of the Assignor's rights title and benefit under the Principal Agreement and in the Property by the Assignor to the Licensee subject to the terms and conditions therein contained.

(C) By a Deed of Assignment dated the 29TH day of MARCH 1996 made between the Assignor and the Licensee of the other part, the Assignor assigned unto the Licensee all the Assignor's rights title interest and benefit under the Principal Agreement and in the Property subject to the terms and conditions therein contained.




                                             /s/ [SIGNATURE]
                                             -----------------------------------


                                             /s/ [SIGNATURE]
                                             -----------------------------------
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(D)  This Agreement is supplemental to the Principal Agreement.

     IT IS HEREBY AGREED to vary the Principal Agreement as follows:

(1) The name "MICROPOLIS LIMITED" appearing at page 1 of the First Schedule of the Principal Agreement shall be deleted and substituted therefor by the name "MICROPOLIS (S) LIMITED".

(2) The reddendum from the words "YIELDING AND PAYING" to "shall be final" appearing at page 2 in the form of Lease at the First Schedule of the Principal Agreement shall be deleted and the following substituted therefore:

     "YIELDING AND PAYING therefor from the 29TH DAY OF MARCH 1996 the yearly rent of DOLLARS ONE MILLION, EIGHTY-FOUR THOUSAND SEVEN HUNDRED AND SIXTY-FIVE ONLY ($1,084,765/-) to be paid by equal quarterly instalments on the 1st day of each of the months of January, April, July and October in every year of the said term without any deduction and in advance without demand at the office of the Lessor or at such other office as the Lessor may designate calculated at the rate of $60.50CTS per square per annum (hereinafter referred to as "the Initial Rent") of the demised premises having an area of 17,930 square metres which rate shall be subject to revision on the 1ST DAY OF JULY 1998 at the rate based on the market rent on the date of such revision determined in the manner following but so that the increase shall not exceed 7.6% of the Initial Rent. The yearly rent so revised on the 1ST DAY OF JULY 1998 shall be subject to revision on the 1ST DAY OF JULY of every year thereafter at the rate based on the market rent on the respective dates determined in the manner following but so that the increase shall not exceed 7.6% of the annual rent for each immediately preceding year. The market rent in this context shall mean the rent per square metre per annum of the demised premises excluding the buildings and other structures erected thereon and shall be determined by the Lessor on or about the dates mentioned and the decision of the Lessor shall be final."

                                             /s/ [SIGNATURE]
                                             -----------------------------------


                                             /s/ [SIGNATURE]
                                             -----------------------------------
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(3)  That the following sub-clauses shall be inserted immediately after sub-clause (XLIII) of Clause 1 of the Special Covenants and Conditions in the First Schedule of the Principal Agreement:-


     "(xliv) If the Registrar of Titles issues in favour of the Lessee a Certificate of Title for the leasehold estate comprised in the lease hereby created, the Lessee must, within one (1) month of receipt of the said certificate of title submit a copy of it to the Lessor.


     (xlv) If the term of lease hereby created shall at any time be determined by expiry or otherwise, the Lessee must at its own cost and expense immediately surrender or cause to be surrendered the said certificate of title for the leasehold estate (and any duplicate instrument) to the Registrar of Titles for cancellation by the Registrar and the Lessee shall simultaneously give to the Lessor written notice of such surrender.


     (xlvi) At all times throughout the term of lease hereby created to keep in full operation at the whole of the demised premises in accordance with the use permited in Clause 1(xxxvi)."







     SAVE as herein varied the Principal Agreement shall remain in full force and effect in all respects.

                                             /s/ [SIGNATURE]
                                             -----------------------------------


                                             /s/ [SIGNATURE]
                                             -----------------------------------
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     IN WITNESS WHEREOF the parties hereto have hereunto set their respective hands and/or seals the day and year first above written.


SIGNED on behalf of               )
                                  )
JURONG TOWN CORPORATION           )
                                  )
By: CHUA TOON WAH                 )          /s/ CHUA TOON WAH
    Deputy Director               )          -----------------------------------
    JTC East                      )
    Customer Services Group       )
                                  )
in the presence of:               )
                                  )



                                /s/ SARA YIK
                        ---------------------------------
                                   SARA YIK


THE COMMON SEAL OF :              )
                                  )
MICROPOLIS (S) LIMITED            )
                                  )
was hereunto affixed in           )             [SEAL]
                                  )
the presence of :-                )
                                  )


             SIGNATURE: /s/ JOE CHEN
                       ----------------------------------
             NAME IN FULL: DR. JOE CHEN YUK FU
             DESIGNATION:  PRESIDENT/DIRECTOR

             SIGNATURE: /s/ LEE CHUEN LING
                       ----------------------------------
             NAME IN FULL: MS. LEE CHUEN LING
             DESIGNATION:  COMPANY SECRETARY